UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

SCHEDULE 14A

____________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

OS THERAPIES INCORPORATED
(Name of Registrant as Specified in its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OS THERAPIES INCORPORATED
115 Pullman Crossing Road, Suite #103
Grasonville, Maryland 21638

July 24, 2026

DEAR STOCKHOLDER:

It is my pleasure to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of OS Therapies Incorporated (the “Company,” “we,” “our” or “us”). The Annual Meeting will be held in a virtual meeting format on September 9, 2026, at 10:00 a.m., Eastern time. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://meeting.vstocktransfer.com/OSTHERAPIESSEP26. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation. At the Annual Meeting you will be asked to consider and vote on the following proposals:

1.      To elect six (6) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until our 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.      To approve the amendment and restatement of the OS Therapies Incorporated 2023 Incentive Compensation Plan, as amended, the form of which is attached as Annex A to the accompanying Proxy Statement;

3.      To vote upon the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

4.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describes the proposals to be considered and voted upon at the Annual Meeting. Our board of directors has fixed the close of business on July 21, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

I look forward to your engagement with the Annual Meeting.

Sincerely,
/s/ Paul A. Romness, MPH
Paul A. Romness, MPH
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF OS THERAPIES INCORPORATED STOCKHOLDERS

TO THE STOCKHOLDERS OF OS THERAPIES INCORPORATED:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of OS THERAPIES INCORPORATED (the “Company,” “we,” “our” or “us”) will be held in a virtual meeting format on September 9, 2026, at 10:00 a.m., Eastern time. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://meeting.vstocktransfer.com/OSTHERAPIESSEP26. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

At the Annual Meeting you will be asked to consider and vote on the following proposals:

1.      To elect six (6) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until our 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.      To approve the amendment and restatement of the OS Therapies Incorporated 2023 Incentive Compensation Plan, as amended, the form of which is attached as Annex A to the accompanying Proxy Statement;

3.      To vote upon the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

4.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

You are cordially invited to attend the virtual Annual Meeting. Only stockholders of record at the close of business on July 21, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting.

The attached Proxy Statement and the enclosed proxy materials are first being mailed to our stockholders on or about July 31, 2026.

YOUR VOTE IS IMPORTANT. Whether you expect to attend the virtual Annual Meeting or not, please vote your shares by Internet or by mail pursuant to the instructions included on the proxy card or voting instruction card. If you attend the Annual Meeting, you may vote your shares over the Internet, even though you have previously signed and returned your proxy.

By Order of the Board of Directors:
/s/ Paul A. Romness, MPH
Paul A. Romness, MPH
Chairman, President and Chief Executive Officer
July 24, 2026

Important Notice of Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to be held on September 9, 2026. The Notice, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (our “2025 Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on March 31, 2026 are available through the Internet at ir.ostherapies.com/proxy-materials. Under SEC rules, we are providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to notify you of the availability of our proxy materials on the Internet. The Notice of Internet Availability instructs you on how to access and review this Proxy Statement and our 2025 Annual Report. The Notice of Internet Availability also instructs you on how you may authorize a proxy to vote your shares over the Internet and provides instructions on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery. If you received your annual meeting materials via email, the email contains voting instructions and links to this Proxy Statement and our 2025 Annual Report on the Internet.

OS Therapies Incorporated

________________________________

Proxy Statement

________________________________

i

OS THERAPIES INCORPORATED

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m., Eastern time, on September 9, 2026

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at our 2026 Annual Meeting of Stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on September 9, 2026, at 10:00 a.m., Eastern time, in a virtual meeting format. References in this Proxy Statement to “we,” “us,” “our” or “the Company” refer to OS Therapies Incorporated.

Our board of directors is sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) relating to the Annual Meeting to the Company’s stockholders beginning on or about July 31, 2026. The Notice of Internet Availability instructs you on how to access and review this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2026 (our “Annual Report”). The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our named executive officers and our directors, and certain other required information.

Important Notice of Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to be held on September 9, 2026

The Notice of Internet Availability, this Proxy Statement and our Annual Report are available through the Internet at ir.ostherapies.com/proxy-materials. Under SEC rules, we are providing the Notice of Internet Availability to notify you of the availability of our proxy materials on the Internet.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT
BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF
THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD
READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

Questions and Answers About the Annual Meeting

What items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.      To elect six (6) directors, the names of whom are set forth in this Proxy Statement, each to serve until our 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified (the “Election of Directors Proposal”);

2.      To approve the amendment and restatement of the OS Therapies Incorporated 2023 Incentive Compensation Plan, as amended, the form of which is attached as Annex A to this Proxy Statement (the “Amended and Restated Plan Proposal”);

3.      To vote upon the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal” and, collectively with the Election of Directors Proposal and the Amended and Restated Plan Proposal, the “Proposals”); and

4.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

When and where is the Annual Meeting?

The Annual Meeting will be held on September 9, 2026 at 10:00 a.m., Eastern time, in a virtual meeting format accessible at https://meeting.vstocktransfer.com/OSTHERAPIESSEP26.

We have decided to hold our Annual Meeting in a virtual meeting format only. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation by enabling stockholders to participate from any location around the world, improve our ability to communicate more effectively with our stockholders, provide for cost savings to us and our stockholders, and reduce the environmental impact of our Annual Meeting. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. We are providing opportunities to submit questions prior to the meeting to enable us to address appropriate questions at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of stockholders. In accordance with our amended and restated bylaws, as amended, the presence at the Annual Meeting, in person or by proxy, of the holders of one-third of the voting power of the issued and outstanding shares of our common stock and Series A senior convertible preferred stock (“Series A preferred stock”) entitled to vote, shall constitute a quorum for the transaction of business at the Annual Meeting. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum at the meeting. Abstentions and broker “non-votes” (as hereinafter defined) are counted as present and entitled to vote for purposes of determining whether a quorum is present. A broker “non-vote” on a matter occurs when a broker, bank or your representative may not vote on a particular matter because it does not have discretionary voting authority and has not received instructions from the beneficial owner.

Notwithstanding the foregoing, where a separate vote by a class or classes or series is required, one-third of the voting power of the issued and outstanding shares of such class or classes or series, present or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. No proposal scheduled for a vote at the Annual Meeting requires a separate vote by the holders of Series A preferred stock. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

Who may vote at the Annual Meeting?

Stockholders of record as of the close of business on July 21, 2026 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 45,538,101 shares of our common stock issued and outstanding, held by 107 holders of record, and 392,500 shares of Series A preferred stock issued and outstanding, held by five holders of record.

Holders of our Series A preferred stock vote together with the holders of common stock as a single class and on an as-converted to common stock basis. In accordance with our Certificate of Designation of Rights, Preferences and Limitations of Series A Senior Convertible Preferred Stock, the 392,500 shares of Series A preferred stock issued and outstanding as of the Record Date will be deemed convertible into 415,343 shares of common stock for purposes of voting at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held as of the Record Date, and each holder of Series A preferred stock is entitled to one vote for each share of common stock issuable upon conversion of such preferred stock as of the Record Date.

The shares to be voted include shares of our common stock that are (i) held of record directly in a stockholder’s name and (ii) held for stockholders in “street name” through a broker, bank or other nominee. If your shares are registered directly in your name with our stock transfer agent, VStock Transfer, LLC (“VStock”), you are considered the “stockholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares.

If you hold your shares of our common stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the common stock that it holds for you in accordance with your instructions. However, under the rules that govern brokers who have record ownership of shares that are held in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. Therefore, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. The Auditor Ratification Proposal is considered a routine matter. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” the Auditor Ratification Proposal. We believe that all of the other Proposals to be voted upon at the meeting will be considered “non-routine.” Thus, a broker or other nominee cannot vote without instructions on these non-routine matters, and consequently, if your shares are held in street name, you must provide your broker or nominee with instructions on how to vote your shares in order for your shares to be voted on those proposals.

What vote is required to approve the Proposals?

Approval of each of the Election of Directors Proposal, the Amended and Restated Plan Proposal and the Auditor Ratification Proposal requires the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. For the Election of Directors and the Amended and Restated Plan Proposal, abstentions, if any, will have the same effect as a vote “AGAINST” such proposals, and broker non-votes, if any, will have no effect on the outcome of such proposals. For the Auditor Ratification Proposal, abstentions, if any, will have the same effect as a vote “AGAINST” the Auditor Ratification Proposal. We do not expect any broker non-votes on the Auditor Ratification Proposal because such proposal is considered a routine matter.

For the Election of Directors Proposal, if no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes “FOR” the election of all director nominees set forth in this Proxy Statement. In accordance with Delaware law, stockholders entitled to vote for the Election of Directors Proposal may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors.

Your vote will not be disclosed either within the Company or to third parties, except: (i) as may be necessary to meet applicable legal requirements or to assert or defend claims for or against the Company; (ii) to allow for the tabulation of votes and certification of the vote; and (iii) to facilitate a successful proxy solicitation.

How does the Company’s Board of Directors recommend that I vote?

Our board of directors recommends a vote (1) “FOR” all nominees listed in the Election of Directors Proposal, (2) “FOR” the Amended and Restated Plan Proposal, (3) “FOR” the Auditor Ratification Proposal and (4) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. We do not presently anticipate that any other business will be presented for action at the Annual Meeting.

How do I vote?

If you are a stockholder of record, you will receive the Notice of Internet Availability by mail to notify you of the availability of these proxy materials on the Internet. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.

If you are a beneficial owner of shares, you have the right to direct your broker, bank or nominee as to how to vote your shares. Please refer to the voting instruction card provided by your broker, bank or nominee. You are also invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. Once you have received a legal proxy from your broker, bank or nominee, it should be emailed to cfo@ostherapies.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other nominee of your legal proxy (e.g., a forwarded email from your broker, bank or other nominee with your legal proxy attached, or an image of your legal proxy attached to your email). Requests for registration must be received by VStock no later than 5:00 p.m., Eastern time, on September 4, 2026.

Whether you hold shares directly as the stockholder of record or through a broker, bank or other nominee as the beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. There are two ways to vote by proxy without attending the meeting:

•        By Internet — Stockholders of record may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

•        By Mail — Stockholders of record may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Can I change my vote after I have mailed my proxy card?

Yes. Whether you attend the Annual Meeting or not, any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. If you are a stockholder of record, your proxy may be revoked in writing to the Company’s Corporate Secretary, at or before the taking of the vote at the Annual Meeting. A written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares, will be treated as the final vote.

Holders of record may also revoke their proxies by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to the Corporate Secretary, OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638. Any written notice of revocation must be received at such address by 11:59 p.m., Eastern time, on September 8, 2026.

If you hold your shares in “street name” through a broker, dealer, commercial bank, trust company, or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Where can I find the results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.

Am I entitled to any dissenters’ rights or appraisal rights with respect to the Proposals?

No. Our stockholders are not entitled to dissenters’ rights or appraisal rights under the General Corporation Law of the State of Delaware (the “DGCL”) for the matters being submitted to stockholders at the Annual Meeting, and we will not independently provide stockholders with any such right.

Who can help answer my other questions?

If you have more questions about the Proposals or voting, you should contact the Corporate Secretary, OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638.

Proposal No. 1: The Election of Directors Proposal

Our board of directors has nominated Paul A. Romness, MPH, John Ciccio, Craig Eagle, M.D., Avril McKean Dieser, Olivier R. Jarry and Theodore F. Search, Pharm.D. for election as directors of the Company. If elected to our board of directors, each nominee will hold office until our Annual Meeting of Stockholders to be held in 2027 and until his or her respective successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. Each nominee is presently a director of the Company.

Each of Messrs. Romness, Ciccio, Eagle, Jarry and Search and Ms. McKean Dieser has consented to being named as a nominee and, if elected, to serve as a director. Our Nominating and Corporate Governance Committee and our board of directors believe that each of these nominees possesses the attributes we seek in directors generally, as well as the individual experiences, qualifications and skills included in their individual biographies below.

If any nominee is unable to serve, which our board of directors has no reason to expect, the persons named in the proxy intend to vote for the balance of those nominees named above and, if they deem it advisable, for a substitute nominee.

Nominees for Election

The following table identifies our director nominees and sets forth their ages as of July 24, 2026. Additional biographical description of the nominee, including length of service, is set forth in the text below the table. The description includes primary individual experience, qualifications and skills of our nominee that led to the conclusion that such nominee should serve as a member of our board of directors at this time.

Name of Director Nominee	Age	Position
Paul A. Romness, MPH	60	Founder, Chairman, President and Chief Executive Officer
John Ciccio	46	Director
Craig Eagle, M.D.	59	Director
Avril McKean Dieser	53	Director
Olivier R. Jarry	64	Director
Theodore F. Search, Pharm.D.	45	Director

Paul A. Romness, MPH has served as our President, Chief Executive Officer and a member of our board of directors since he founded our company in April 2018. He has served as Chairman of our board of directors since October 2024. Through his research, Mr. Romness has grown OS Therapies into a clinical research and development biotechnology company with two platform technologies, including the initial OST-HER2 Listeria monocytogenes, as well as OST-tADC, a next generation tunable drug conjugate delivery system. Prior to founding our company, Mr. Romness served as a Principal for PR Strategies from 2014 to March 2018. Prior to PR Strategies, Mr. Romness served as the Vice President of Government Affairs and Public Policy at Boehringer Ingelheim from 2008 to 2014, and the Director of State Government Affairs at Amgen Inc. from March 2005 to March 2008. Earlier in his career, Mr. Romness served in several roles at Johnson & Johnson from March 1990 to March 2003. Mr. Romness holds a Masters of Public Health from the Milken Institute School of Public Health of George Washington University and a B.S. degree in Finance from American University. As our founder, Chairman, President and Chief Executive Officer, Mr. Romness leads our company. His more than 25 years of experience in the biopharmaceutical industry, day-to-day operational leadership of our company and in-depth knowledge of our product candidates and platform technologies make him well qualified as a member of our Board.

John Ciccio has served as a member of our Board since December 2020. Since November 2025, Mr. Ciccio has served as Chief Executive Officer and Managing Director of MedAdvisor Solutions (formerly Adheris Health), a global leader in pharma-sponsored and pharmacy-driven patient engagement solutions. Mr. Ciccio also has served as an advisor to Rota Health, an AI-powered healthcare data infrastructure company, since October 2025. He co-founded Rota Health and served as its Chief Executive Officer from November 2024 until October 2025. Prior to co-founding Rota Health, Mr. Ciccio served as Head of Clinical Solutions at Syneos Health, Inc. (formerly Nasdaq: SYNH), a leading fully integrated biopharmaceutical solutions organization built to accelerate customer success, from March 2024 to July 2024, and as Chief Operating Officer — Technology & Data Solutions from July 2022 to March 2024. Prior to joining Syneos Health, Mr. Ciccio served as the President and Chief Executive Officer of Adheris Health from 2019 to July 2022 and the President and a member of the board of managers of Skipta LLC from 2014 to 2018, where he played a critical role in Skipta’s sale to Informa PLLC. Mr. Ciccio has also served as a member of the board of directors of Full Code Medical Simulation since March 2022. In 2018, Mr. Ciccio was awarded the PharmaVOICE 100 — Commanders & Chiefs and the PM360 ELITE 100 as a Transformational Leader. Mr. Ciccio holds a B.A. degree in Government from Harvard University. Mr. Ciccio is well qualified to serve as a director of our company due to his extensive leadership experience and substantial knowledge of the biotechnology and pharmaceutical industries, as well as his experience with growth-stage companies.

Craig Eagle, M.D. joined our board of directors on July 1, 2026. Dr. Eagle has served as Chief Medical Officer of Guardant Health, Inc. (Nasdaq: GH) since May 2021. From 2019 to May 2021, he served as Vice President, Medical Affairs Oncology at Genentech, where he was responsible for medical programs across the oncology portfolio and supported the development of clinical trial strategies in personalized medicine. Prior to Genentech, Dr. Eagle spent approximately 10 years at Pfizer Inc. in a series of senior leadership roles, including Oncology Business Lead for the United Kingdom and Canada, Global Lead for Oncology Strategic Alliances and Partnerships, and Global Head of the Oncology Therapeutic Area Global Medical and Outcomes Group, where he also oversaw the U.S. oncology business. Dr. Eagle received his medical degree from the University of New South Wales in Sydney, Australia and completed his internal medicine training at Royal North Shore Hospital in Sydney. We believe Dr. Eagle is well qualified to serve on our board of directors based on his extensive experience in oncology, clinical development and personalized medicine, as well as his significant leadership experience in the biopharmaceutical and healthcare industries.

Avril McKean Dieser joined our board of directors on October 28, 2024. Since June 2020, Ms. McKean Dieser has served as the Vice President, Head of Global Neurology and Global Legal Affairs at UCB, Inc., a subsidiary of UCB, S.A., a global biopharmaceutical company focused on the discovery and development of innovative medicines and solutions to transform the lives of people living with severe diseases of the immune system and the central nervous system. In this role, she leads a team of attorneys supporting UCB’s global assets, global payer functions, and regulatory, medical and patient communities, including clinical development. Previously, Ms. McKean Dieser served as Associate General Counsel at UCB from August 2016 to June 2020 and as Senior Counsel from May 2008 to April 2013. From May 2013 to July 2016, Ms. McKean Dieser was a member of the legal team at AbbVie Inc., where she provided global product support for the company’s immunology and oncology franchises and served as the government pricing lawyer for all pharmaceutical and combination products. Prior to joining the pharmaceutical industry, Ms. McKean Dieser practiced corporate law in Atlanta, Georgia, at two nationally recognized law firms. She earned her J.D. degree from The Catholic University Columbus School of Law and is admitted to practice law in the states of Georgia and Illinois. Prior to receiving her law degree, Ms. McKean Dieser received an M.A. in Public Administration from the University of Maryland, European Division and a B.A. degree in English Literature from Duquesne University. Ms. McKean Dieser has a personal connection to the Company’s mission, having lost her son, Edward, to Osteosarcoma in January 2024 at the age of 21. Ms. McKean Dieser is well qualified to serve as a director of our company due to her extensive knowledge of the pharmaceutical regulatory and commercialization environment and her more than 21 years of experience in corporate governance and controls.

Olivier R. Jarry joined our board of directors on October 28, 2024. Between April 2018 and June 2026, Mr. Jarry has served as Co-founder and Chief Executive Officer of Libera Bio S.L., a privately held Spanish biopharmaceutical company focused on the development of a new class of precision therapeutics targeting intracellular cancers. He also has served as Chief Operating Officer of Advantage Therapeutics Inc., and its subsidiary, Klothea Bio, Inc., two investigational-stage companies focused on diseases of aging, since May 2023; as Chief Operating Officer and Chief Financial Officer of Rational Vaccines, Inc., an investigational-stage infectious disease company focused on combating herpes simplex virus 1 (HSV-1) and herpes simplex virus 2 (HSV-2) infections, since August 2021; and as FINRA-registered Managing Director of Atlas Advisors, LLC, a financial advisory firm, since April 2020. Mr. Jarry served as an advisor to DarioHealth Corp. (Nasdaq: DRIO) from November 2016 to September 2017 and subsequently served as its President and Chief Commercial Officer until January 2020. From 2015 to 2016, he served as Senior Vice President of the Consumer Sector and an officer of Intrexon Corp. (now Precigen, Inc. (NYSE: PGEN)), a biotechnology company focused on engineering biological systems to enable DNA-based control over the function and output of living cells. From 2011 to 2012, Mr. Jarry served as Head of Strategy, Operations and Market Access for Emerging Markets at Bristol-Myers Squibb (NYSE: BMY), where he oversaw the launch and growth of innovative medicines across oncology, virology, rheumatology, cardiovascular disease and diabetes. From 2009 to 2010, he served as Global Business Unit Head of Bayer Diabetes Care, a division of Bayer HealthCare Pharmaceuticals LLC. Prior to joining Bayer HealthCare, Mr. Jarry served in various leadership roles at Novartis International AG (NYSE: NVS) from 2001 to 2009, including Global Division Head of Strategy, Business Development and Licensing at the company’s headquarters in Switzerland, Senior Vice President and Region Head for Latin America and Asia-Pacific for Novartis’ Consumer Health Division, Head of India Rural Business, and Head of Western and Eastern Europe, Russia and the

Commonwealth of Independent States for the Vaccines division. Mr. Jarry holds an M.Sc. degree from École Centrale Paris, an M.Eng. from Délégation Générale pour l’Armement and a TRIUM Executive MBA jointly awarded by the NYU Stern School of Business, the London School of Economics and Political Science and HEC Paris. Mr. Jarry’s more than 40 years of experience building and leading growth-oriented companies in neuroimmunology, oncology, cell and gene therapy, synthetic biology and digital therapeutics makes him well qualified as a member of the Board.

Theodore F. Search, Pharm.D. has served as a member of our Board since December 2020. Dr. Search founded Skipta LLC and served as its Chief Executive Officer and Chairman from 2009 until its sale to Informa, plc/Citeline in 2017. Following the acquisition, Dr. Search served as Chief Executive Officer — RWD Intelligence of Norstella, a provider of pharmaceutical consulting services and solutions, from November 2017 to November 2022 and has served as GM of RWD and as the Chief Real-World Data and Analytics Officer at Norstella since November 2022. Dr. Search has been invited to speak at conferences around the world and was recognized among the Top 100 Most Inspiring People in the Life Sciences Industry in 2015 and the Top 100 Elite Entrepreneurs in the pharmaceutical and healthcare industry in 2016. Dr. Search holds a Doctor of Pharmacy degree from the University of Pittsburgh and is a licensed pharmacist in the Commonwealth of Pennsylvania. Dr. Search provides decades of experience leading and managing technology and product development operations in the pharmaceutical industry and with early stage companies, making him well qualified to be a member of our Board.

Vote Required and Board of Directors’ Recommendation

To be elected, the directors nominated must receive the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote on the Election of Directors Proposal. If no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes “FOR” the election of all director nominees set forth in this Proxy Statement. In accordance with Delaware law, stockholders entitled to vote for the Election of Directors Proposal may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. Abstentions, if any, will have the same effect as a vote “AGAINST” the Election of Directors Proposal. Broker non-votes, if any, will have no effect on the outcome of the Election of Directors Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

Proposal No. 2: The AMENDED AND RESTATED PLAN Proposal

Our board of directors has adopted, and is seeking stockholder approval of, an amendment and restatement (the “Amended and Restated Plan”) of the OS Therapies Incorporated 2023 Incentive Compensation Plan, as amended (the “Existing Plan”), to (i) to increase the number of shares of common stock that are available for issuance thereunder by 5,000,000 shares, all of which would be available for issuance as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code, as amended (the “Code”), (ii) eliminate the per-person award limitations contained in the Existing Plan and (iii) amend certain provisions of the Existing Plan to reflect recent changes in applicable U.S. federal tax law. The Existing Plan was initially adopted by our board of directors and stockholders in connection with our initial public offering and provided for the reservation of 2,000,000 shares of our common stock for issuance thereunder. The Existing Plan was subsequently amended, with the approval of our board of directors and stockholders, to increase the number of shares reserved for issuance under the Existing Plan from 2,000,000 to 4,000,000 shares, and subsequently amended again, with the approval of our board of directors and stockholders, to increase the number of shares reserved for issuance under the Existing Plan from 4,000,000 to 10,000,000 shares.

As of July 21, 2026, 1,575,463 shares of common stock remained available for issuance pursuant to future grants or awards under the Existing Plan. Our board of directors believes that the proposed increase in the number of shares available for issuance under the Amended and Restated Plan is necessary to enable us to attract, motivate, retain and reward executives and other employees, officers, directors, consultants and other persons who provide services to us through the use of competitive incentives that are tied to stockholder value. Our board of directors has determined that it is in the best interest of the stockholders to adopt and seek stockholder approval of the Amended and Restated Plan. If stockholders do not approve the Amended and Restated Plan, the Existing Plan will remain in place in accordance with its current terms.

Summary of the Amended and Restated Plan

The following is a summary of the material terms of the Amended and Restated Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Plan, which is attached to this Proxy Statement as Annex A.

Purpose.    The Amended and Restated Plan allows us to provide executives and other employees, officers, directors, consultants and other persons who provide services to us, who are selected to receive awards under the Amended and Restated Plan, with the opportunity to acquire an equity interest in our company. Our board of directors believes that equity incentives are a significant factor in attracting, motivating, retaining and rewarding eligible persons whose present and potential contributions are important to our company.

Administration.    The Amended and Restated Plan is to be administered by the Compensation Committee; provided, however, that except as otherwise expressly provided in the Amended and Restated Plan, our board of directors may exercise any power or authority granted to the Compensation Committee under the Amended and Restated Plan, in which case the Amended and Restated Plan shall be administered by only those directors who are independent directors. Subject to the terms of the Amended and Restated Plan, the Compensation Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the Amended and Restated Plan, construe and interpret the Amended and Restated Plan and award agreements, and correct defects, supply omissions or reconcile inconsistencies in them, and make all other decisions and determinations as the committee may deem necessary or advisable for the administration of the Amended and Restated Plan.

Shares Available for Awards.    The total number of shares of common stock that may be subject to the granting of awards under the Amended and Restated Plan at any time during the term of the Amended and Restated Plan will initially equal 15,000,000 shares, which will include shares that remained available for future grants, and shares subject to outstanding awards, under the Existing Plan immediately prior to the effective date of the Amended and Restated Plan. This limit will be increased by the number of shares with respect to which awards previously granted under the Amended and Restated Plan that are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares, and the number of shares that are tendered (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements.

New Plan Benefits.    We cannot currently determine the awards that may be granted under the Amended and Restated Plan in the future to the executive officers named in this Proxy Statement, other officers, non-employee directors or other persons. The committee will make such determinations from time to time.

Termination of the Plan.    The Amended and Restated Plan terminates at the earliest of (a) such time as no shares remain available for issuance under the Amended and Restated Plan, (b) termination of the Amended and Restated Plan by our board of directors, or (c) the tenth anniversary of the effective date of the Amended and Restated Plan. Awards outstanding upon expiration of the Amended and Restated Plan shall remain in effect until they have been exercised or terminated, or have expired.

Eligible Persons.    The persons eligible to receive awards under the Amended and Restated Plan are the officers, directors, employees, consultants and other persons who provide services to us. An employee on leave of absence may be considered as still in the employ of our company for purposes of eligibility for participation in the Amended and Restated Plan.

No Per-Person Award Limitations.    The Existing Plan provides that, subject to adjustment as provided therein, no participant may be granted, in any fiscal year, (i) options or stock appreciation rights with respect to more than 1,000,000 shares, (ii) restricted stock, deferred stock, performance shares and/or other stock-based awards with respect to more than 1,000,000 shares or (iii) performance units with a maximum dollar value in excess of (x) $1,500,000 with respect to any 12-month performance period and (y) with respect to any performance period that is more than 12 months, $1,500,000 multipled by the number of full years in the performance period. Our board of directors believes that eliminating these per-person award limitations under the Amended and Restated Plan will provide the Compensation Committee with greater flexibility to design compensation arrangements that reflect our evolving needs as a clinical-stage biotechnology company. In particular, the removal of these limitations will allow us to structure larger equity and performance-based awards, when appropriate, to attract and retain highly qualified executives and other key personnel in a competitive biotechnology market, align their interests with those of our stockholders and provide meaningful incentives tied to our long-term performance and achievement of strategic and clinical milestones. The committee retains the discretion, but is not required, to establish individual award limits or guidelines from time to time under the Amended and Restated Plan.

Types of Awards

The Amended and Restated Plan provides for the issuance of stock options, stock appreciation rights, or SARs, restricted stock, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards. Performance awards may be based on the achievement of specified business or personal criteria or goals, as determined by the committee.

Stock Options and Stock Appreciation Rights.    The committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the committee, but in the case of an ISO must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the Amended and Restated Plan, the term “fair market value” means the fair market value of common stock, awards or other property as determined by the committee or under procedures established by the committee. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years.

As of July 21, 2026, the fair market value of a share of our common stock was $1.56.

Restricted and Deferred Stock.    The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the committee. A participant granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the committee. An award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.    The committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations.    The committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of our obligations to pay cash under the Amended and Restated Plan or other plans or compensatory arrangements, subject to such terms as the committee may specify.

Other Stock-Based Awards.    The committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The committee has the sole discretion to determine the terms and conditions of such awards.

Performance Awards.    The committee is authorized to grant performance awards to participants on terms and conditions established by the committee. Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the committee.

Term of Awards.    The term of each award will be for such period as may be determined by the committee; provided that in no event will the term of any option or stock appreciation right exceed a period of ten years (or in the case of an ISO such shorter term as may be required under Section 422 of the Code).

Other Terms of Awards.    Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the committee. The committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of our obligations under the Amended and Restated Plan.

Awards under the Amended and Restated Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may, however, grant awards in exchange for other awards under the Amended and Restated Plan, awards under other company plans or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control.    The committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement or otherwise determined by the committee, vesting will occur automatically in the case of a “change in control” of our company, as defined in the Amended and Restated Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control). In addition, the committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Amendment.    The board of directors may amend, alter, suspend, discontinue or terminate the Amended and Restated Plan or the committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the Amended and Restated Plan which might increase the cost of the Amended and Restated Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

It is intended that any amounts payable under the Amended and Restated Plan will either be exempt from Section 409A of the Code or will comply with Section 409A (including Treasury regulations and other published guidance related thereto) so as not to subject an employee to payment of any other additional tax, penalty or interest imposed under Section 409A of the Code.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2025 with respect to our common stock that may be issued under our incentive compensation plans and other option grants.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders	—	$—	—
Equity Compensation Plans Not Approved by Security Holders	6,771,250	1.83	3,228,750
Total	6,771,250	$1.83	3,228,750

Vote Required and Board of Directors’ Recommendation

Approval of the Amended and Restated Plan Proposal requires the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. Abstentions, if any, will have the same effect as a vote “AGAINST” the Amended and Restated Plan Proposal. Broker non-votes, if any, will have no effect on the outcome of the Amended and Restated Plan Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED PLAN PROPOSAL.

Proposal No. 3: The Auditor Ratification Proposal

The Audit Committee has appointed the firm of MaloneBailey, LLP (“MaloneBailey”) as our independent registered public accounting firm to audit our financial statements for the current fiscal year, subject to the ratification of such appointment by our stockholders. Representatives of MaloneBailey are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of MaloneBailey as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of MaloneBailey to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain such firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

Fees and Services of Independent Registered Certified Public Accounting Firm

We incurred the following fees from MaloneBailey for the audit of our consolidated financial statements and for other services provided during the years ended December 31, 2025 and December 31, 2024.

	2025	2024
Audit Fees(1)	$302,625	$255,000
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$7,008	$—
Total Fees	$309,633	$255,000

____________

(1)      “Audit Fees” consist of fees for professional services provided primarily in connection with the annual audit of our financial statements, quarterly reviews and services associated with SEC registration statements and other documents issued in connection with our initial public offering, including comfort letters and consents.

All of the services described above were pre-approved by our Audit Committee. The Audit Committee concluded that the provision of these services by MaloneBailey would not affect their independence.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent registered public accounting firm. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences. None of the fees for services described above under the captions “Tax Fees” or “All Other Fees” approved by the Audit Committee were approved pursuant to the exception provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Vote Required and Board of Directors’ Recommendation

Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of shares of stock present in person or represented by proxy and entitled to vote. Abstentions, if any, will have the same effect as a vote “AGAINST” the Auditor Ratification Proposal. We do not expect any broker non-votes on the Auditor Ratification Proposal because such proposal is considered a routine matter. If the appointment is not ratified, the matter will be referred to the Audit Committee for further review.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

Corporate Governance

Composition of Our Board of Directors

Our board consists of six members, each of whom is a member pursuant to the board composition provisions of our certificate of incorporation. There are no contractual obligations regarding the election of our directors. Our Nominating and Corporate Governance Committee and our board may therefore consider a broad range of factors relating to the qualifications and background of nominees.

Our Nominating and Corporate Governance Committee’s and our board’s priority in selecting board members is identification of persons who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, professional and personal experiences, and expertise relevant to our growth strategy. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal. Our third amended and restated certificate of incorporation and our amended and restated bylaws also provide that our directors may be removed with or without cause by the affirmative vote of the holders of at least two-thirds of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Director Independence

Our board of directors has determined that all members of the board of directors, except Paul A. Romness, are independent directors, including for purposes of the rules of the NYSE American and the SEC. Our board of directors also previously determined that Karim Galzahr, who resigned from our board of directors in July 2026, served most recently as an independent director. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our outstanding common stock. We believe that the composition and functioning of our board of directors and each of our committees will comply with all applicable requirements of the NYSE American exchange and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers. Mr. Romness is not an independent director under these rules because he is the current President and Chief Executive Officer of our company.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, Paul A. Romness serves as both the Chairman and the Chief Executive Officer of our company. In his role as Chief Executive Officer, Mr. Romness is responsible for recommending strategic decisions and capital allocation to the board of directors and to ensure the execution of the recommended plans. As our Chairman, Mr. Romness is also responsible for leading our board in its fundamental role of providing advice to and independent oversight of management. Our board of directors believes that this is currently the appropriate leadership structure given the size and activities of the company.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including the risks more fully discussed in the section entitled “Risk Factors” appearing in the Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees of Our Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operate pursuant to a charter that was adopted by our board of directors. The board of directors may also establish other committees from time to time to assist the Company and the board of directors. The composition and functioning of all of our committees will comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE American and SEC rules and regulations, if applicable. Each committee’s charter is available on our website at www.ostherapies.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be part of this proxy statement.

Audit Committee.    John Ciccio (chair), Olivier R. Jarry and Theodore F. Search, Pharm.D. serve on our Audit Committee. Our board has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined by the rules of the SEC and NYSE American, and that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our board of directors has designated Mr. Ciccio as an “Audit Committee financial expert,” as defined under the applicable rules of the SEC. During 2025, the Audit Committee held two meetings.

The Audit Committee’s responsibilities include:

•        appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•        pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•        reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•        reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•        coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•        establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•        recommending, based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements will be included in our annual report on Form 10-K;

•        monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•        preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;

•        reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•        reviewing quarterly earnings releases.

Compensation Committee.    Theodore F. Search, Pharm.D. (chair), Olivier R. Jarry and John Ciccio serve on our Compensation Committee. Our board has determined that each member of the Compensation Committee is “independent” as defined in the applicable NYSE rules. During 2025, the Compensation Committee held two meetings.

The Compensation Committee’s responsibilities include:

•        reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other Section 16 officers;

•        evaluating the performance of our Chief Executive Officer and other Section 16 officers in light of such corporate goals and objectives and based on such evaluation, recommending to the board of directors the compensation of our Chief Executive Officer and other Section 16 officers;

•        reviewing and approving the compensation of our other officers;

•        reviewing and establishing our overall management compensation, philosophy and policy;

•        overseeing and administering our compensation and similar plans;

•        reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable NYSE rules;

•        retaining and approving the compensation of any compensation advisors;

•        reviewing and recommending to the board of directors the policies and procedures for the grant of equity-based awards;

•        reviewing and recommending to the board of directors the compensation of our directors; and

•        preparing the Compensation Committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

Nominating and Corporate Governance Committee.    John Ciccio (chair), Avril McKean Dieser and Theodore F. Search, Pharm.D. serve on our Nominating and Corporate Governance Committee. Our board of directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in the applicable NYSE rules. During 2025, the Nominating and Corporate Governance Committee held two meetings.

The Nominating and Corporate Governance Committee’s responsibilities include:

•        developing and recommending to the board of directors criteria for board and committee membership;

•        establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•        reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•        identifying individuals qualified to become members of the board of directors;

•        recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•        developing and recommending to the board of directors appropriate corporate governance guidelines; and

•        overseeing the evaluation of our board of directors.

Meetings of our Board of Directors and Committees

During 2025, our board of directors held a total of four meetings. Each director attended 75% or more of the meetings of our board of directors and the committees of our board on which such director served.

Each regular meeting of our board of directors includes an executive session at which no employee directors or other employees are present. If the non-employee directors include one or more directors who are not independent under the NYSE listing standards, the independent directors will themselves meet in executive session at least once per year. These executive sessions may include such topics as the non-employee or independent directors determine. During these executive sessions, the non-employee or independent directors shall have access to members of management and other guests as they may determine.

Attendance by Members of the Board of Directors at the Annual Meeting of Stockholders

We encourage each member of our board of directors to attend our annual meeting of stockholders. Each then-current member of our board of directors attended our 2025 annual meeting of stockholders.

Process for Sending Communications to the Board of Directors

Our board of directors has established a procedure that enables stockholders to communicate in writing with members of our board of directors. Any such communication should be addressed and sent to our Corporate Secretary at c/o OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638. Any such communication must state, in a conspicuous manner, that it contains a stockholder communication and that it is intended for distribution to the entire board or to one or more members of our board, as applicable. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed. Under the procedures established by our board of directors, upon the Corporate Secretary’s receipt of such a communication, our Corporate Secretary will send a copy of such communication to each member of our board of directors or to the applicable director(s), identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of our board held more than two days after such communication has been distributed, our board will consider the substance of any such communication.

Code of Business Conduct and Ethics

Our board of directors has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code is posted on the Corporate Governance section of our website, which is located at www.ostherapies.com. The information on our website is deemed not to be incorporated in this proxy statement or to be a part of this proxy statement. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Insider Trading Policy

Our board of directors has not adopted a formal insider trading policy governing the purchase, sale and/or other disposition of our securities by the Company, our directors, officers, employees and consultants that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable NYSE American listing standards. Our board of directors has not yet adopted such a policy primarily because our company’s size, limited trading volume and the close involvement of our board of directors in oversight of securities transactions have allowed us to monitor compliance on an informal basis. Notwithstanding the absence of a formal written policy, it is our policy to comply, and to seek to enforce compliance by our directors, officers, employees and consultants, with insider trading laws, rules and regulations, and any applicable NYSE American listing standards, when engaging in transactions in the Company’s securities. Our board of directors intends to adopt a formal insider trading policy during 2026.

Policy on Hedging of Company Securities

Our board of directors has not adopted a formal policy regarding the ability of our directors, officers and employees, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities.

Policies and Practices Related to the Grant of Certain Equity Awards

During 2025, we did not grant any new awards of stock options, stock appreciation rights or similar option-like instruments within the period beginning four business days before or ending one business day after the filing of a Quarterly Report on Form 10-Q, an Annual Report on Form 10-K or Current Report on Form 8-K that disclosed material nonpublic information.

We do not currently maintain a formal policy or practice governing the timing of such awards in relation to our disclosure of material nonpublic information. However, should we elect to grant new awards of stock options, stock appreciation rights or similar option-like instruments in the future, the Board will assess and implement appropriate measures to ensure alignment with best practices and regulatory guidance.

Clawback Policy

In accordance with Rule 10D-1 under the Exchange Act and the listing standards of the NYSE American, we have adopted an incentive compensation clawback policy that requires the recovery of erroneously awarded incentive-based compensation from current and former executive officers in the event of an accounting restatement. The policy applies to incentive-based compensation received by covered officers during the three completed fiscal years immediately preceding the date on which we are required to prepare a restatement and covers compensation that is in excess of what would have been paid under the restated financial statements. A copy of the clawback policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Management

The following table sets forth the name, age and position of each of our executive officers and key employees of July 21, 2026.

Name	Age	Position
Executive Officers and Key Employees:
Paul A. Romness, MPH	60	Founder, Chairman, President and Chief Executive Officer
Robert G. Petit, Ph.D.	66	Chief Medical Officer and Chief Scientific Officer
Christopher P. Acevedo	63	Chief Financial Officer
Gerald Commissiong	43	Chief Business Officer

The principal occupations for the past five years of each of our executive officers and key employees are as follows:

Executive Officers

Paul A. Romness, MPH. See narrative description under “Proposal No. 1: The Election of Directors Proposal — Nominees for Election”

Robert G. Petit, Ph.D. has served as our Chief Medical Officer and Chief Scientific Officer since September 2019. Dr. Petit has also served as Principal for RGP Biotech, LLC, where he advises clients on non-clinical and clinical development programs, since June 2019, and Senior Vice President, Head of Early Clinical Development for Orionis Biosciences Inc., an early stage drug discovery and development biotech company, since March 2022. Dr. Petit currently serves as the Chairman of the Scientific Advisory Board of Advaxis, Inc. (now Ayala Pharmaceuticals, Inc.), where he previously served as the Chief Scientific Officer and Executive Vice President from March 2013 to June 2019. He is also a member of the scientific advisory boards of Systems Oncology, LLC, a cancer therapy discovery and development company, and Saros Therapeutics, an early-stage biotech company committed to re-engineering innate immune activation to improve cancer immunotherapy. From June 2019 to December 2019, Dr. Petit served as the Chief Scientific Officer of Carisma Therapeutics, Inc., a biotechnology company that develops novel chimeric antigen receptor macrophage technology to treat solid tumors. Prior to joining Advaxis as Chief Scientific Officer, Dr. Petit served in various roles for Bristol-Myers Squibb, including U.S. Medical Strategy Lead, Director of Medical Strategy for New Oncology Products and Director of Global Clinical Research, from 2005 to 2010. Prior to joining Bristol-Myers Squibb, Dr. Petit served as Vice President of Clinical Development at MGI Pharma Inc. and Aesgen Inc. Dr. Petit is an accomplished biopharmaceutical executive and medical scientist who has been instrumental in securing FDA approvals for six new drug applications and biologic license applications for oncology and immunotherapy product candidates and is named in more than 100 patents. His scientific focus has been to develop immunologic based therapies with a particular emphasis on immunologic oncology treatment. Dr. Petit has provided expert guidance and counsel to a multitude of emerging biotech companies in the fields of immunology and oncology as a member of their respective scientific advisory boards. He earned his Ph.D. from the Ohio State University College of Medicine and B.S. degree from Indiana State University.

Christopher P. Acevedo has served as our Chief Financial Officer on a part-time basis since July 2023. Pursuant to his employment letter with us, he has agreed to spend 12 hours a month, on average, performing services in such position. Mr. Acevedo also owns and operates a certified public accounting firm with offices in Delaware and Maryland, serving a wide range of small to medium businesses, mainly in the service sector, since 2010. He holds CPA certificates in the states of Delaware, Maryland and Pennsylvania. Mr. Acevedo graduated from the University of Delaware with an M.B.A. in Business Administration and a B.S. degree in Accounting, minoring in Finance. Mr. Acevedo demonstrates extensive knowledge of complex financial, accounting and operational issues highly relevant to our growing biotechnology business.

Key Employees

Gerald Commissiong has served as our Chief Business Officer since April 2024. He also currently acts as a Managing Partner at Fortitude Advisors LLC, an executive advisory firm, since July 2018 and currently serves as the President and CEO of Tollo Health. For more than 15 years, Mr. Commissiong has been a senior executive officer of publicly held, emerging growth healthcare companies. He served as the Chief Executive Officer and director of Todos Medical Ltd., an in vitro diagnostics company focused on the development of novel blood tests for the early detection of cancer and neurodegenerative disorders, from January 2020 to July 2023. Prior to that position, Mr. Commissiong was the co-founder and served as Chief Executive Officer, President and a member of the Board of Directors of Amarantus BioScience Holdings, Inc., a biotechnology company developing treatments and diagnostics for diseases in the areas of neurology, regenerative medicine and orphan diseases, from 2008 to December 2021. Mr. Commissiong has helped secure $90 million in investment capital throughout his career. Mr. Commissiong graduated from Stanford University receiving a B.S. degree in Management Science and Engineering with a focus on financial decisions. Mr. Commissiong played professional football in the Canadian Football League for the Calgary Stampeders.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of shares of our common stock as of July 21, 2026 by (i) each person known by us to be the beneficial owner of more than 5% of our common stock, (ii) each of our named executive officers and directors and (iii) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the applicable rules and regulations of the SEC and includes voting or investment power with respect to our capital stock. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of July 21, 2026, through the exercise of stock options, warrants or other convertible securities (including our Series A preferred stock) or any other right. Shares of our common stock that a person has the right to acquire within 60 days of July 21, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person (except with respect to the percentage ownership of all directors and executive officers as a group). Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638.

As of July 21, 2026, we had 45,538,101 shares of common stock outstanding and 392,500 shares of Series A preferred stock outstanding, which are deemed to be convertible into 1,401,785 shares of common stock for voting purposes. The information in the following table regarding the beneficial owners of more than 5% of our common stock is based upon information supplied by our principal stockholders or set forth in Schedules 13D and 13G filed with the SEC. The determination that there were no other persons, entities or groups known to us to beneficially own more than 5% of our outstanding common stock was based on a review of all statements filed with the SEC with respect to our company pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Outstanding Common Stock	Number of Shares of Series A Preferred Stock Beneficially Owned	Percent of Outstanding Series A Preferred Stock	Percent of Voting Power(1)
Executive Officers and Directors
Paul A. Romness, MPH	2,973,000	(2)	6.5%	—	—	6.3%
Robert G. Petit, Ph.D.	600,000	(3)	1.3%	—	—	1.3%
Christopher P. Acevedo	309,375	(4)	*	—	—	*
John Ciccio	277,917	(5)	*	—	—	*
Craig Eagle, M.D.	—		—	—	—	—
Avril McKean Dieser	42,500	(6)	*	—	—	*
Olivier R. Jarry	40,000	(7)	*	—	—	*
Theodore F. Search, Pharm.D.	277,918	(8)	*	—	—	*
All directors and executive officers as a group (8 persons)	4,480,710		9.6%	—	—	9.3%

____________

*        Represents less than 1%.

(1)      Each share of common stock is entitled to one vote per share and each share of Series A preferred stock is entitled to one vote for each share of common stock into which it is convertible for voting purposes.

(2)      Includes 500,000 shares of common stock issuable pursuant to outstanding options, which are exercisable as of the date hereof, and excludes (i) 1,000,000 shares of common stock issuable pursuant to outstanding options, which vest in full on October 21, 2026, and (ii) 1,000,000 shares of common stock issuable pursuant to outstanding options, which vest in full on January 22, 2027, in each case provided that Mr. Romness is serving as an employee of the Company on each such date.

(3)      Includes 400,000 shares of common stock issuable pursuant to outstanding options, which are exercisable as of the date hereof, and excludes (i) 500,000 shares of common stock issuable pursuant to outstanding options, which vest in full on October 21, 2026, and (ii) 100,000 shares of common stock issuable pursuant to outstanding options, which vest in full on January 22, 2027, in each case provided that Dr. Petit is serving as an employee of the Company on each such date.

(4)      Includes 200,000 shares of common stock issuable pursuant to outstanding options, which are exercisable as of the date hereof, and excludes (i) 200,000 shares of common stock issuable pursuant to outstanding options, which vest in full on October 21, 2026, and (ii) 100,000 shares of common stock issuable pursuant to outstanding options, which vest in full on January 22, 2027, in each case provided that Mr. Acevedo is serving as an employee of the Company on each such date.

(5)      Includes (i) 217,917 shares of common stock held of record by Mill River Partners LLC, with respect to which Mr. Ciccio shares investment and dispositive power with Dr. Search, and (ii) 40,000 shares of common stock issuable pursuant to outstanding options, which are exercisable as of the date hereof, and excludes (i) 140,000 shares of common stock issuable pursuant to outstanding options, which vest in full on October 21, 2026, and (ii) 50,000 shares of common stock issuable pursuant to outstanding options, which vest in full on January 22, 2027, in each case provided that Mr. Ciccio is serving as a director of the Company on each such date.

(6)      Includes 40,000 shares of common stock issuable pursuant to outstanding options, which are exercisable as of the date hereof, and excludes (i) 140,000 shares of common stock issuable pursuant to outstanding options, which vest in full on October 21, 2026, and (ii) 50,000 shares of common stock issuable pursuant to outstanding options, which vest in full on January 22, 2027, in each case provided that Ms. McKean Dieser is serving as a director of the Company on each such date.

(7)      Includes 40,000 shares of common stock issuable pursuant to outstanding options, which are exercisable as of the date hereof, and excludes (i) 140,000 shares of common stock issuable pursuant to outstanding options, which vest in full on October 21, 2026, and (ii) 50,000 shares of common stock issuable pursuant to outstanding options, which vest in full on January 22, 2027, in each case provided that Mr. Jarry is serving as a director of the Company on each such date.

(8)      Includes (i) 217,918 shares of common stock owned of record by Mill River Partners LLC, with respect to which Dr. Search shares investment and dispositive power with Mr. Ciccio, and (ii) 40,000 shares of common stock issuable pursuant to outstanding options, which are exercisable as of the date hereof, and excludes (i) 140,000 shares of common stock issuable pursuant to outstanding options, which vest in full on October 21, 2026, and (ii) 50,000 shares of common stock issuable pursuant to outstanding options, which vest in full on January 22, 2027, in each case provided that Dr. Search is serving as a director of the Company on each such date.

Executive Compensation

Our executive compensation program is designed to attract, retain, and motivate high-quality executive leadership by providing compensation that is competitive and appropriately aligned with our stage of development and long-term strategic objectives. We operate in a highly competitive and capital-intensive industry where the ability to recruit and retain experienced leadership is critical to advancing our pipeline and delivering value to stockholders. Given our size, scale and market capitalization, our compensation approach reflects the need to conserve cash while incentivizing performance and long-term value creation. Accordingly, we emphasize equity-based compensation to align the interests of our executives with those of our stockholders and to support a culture of ownership. We aim to provide compensation opportunities that reward progress toward our scientific, regulatory and operational milestones while maintaining the flexibility to adapt our program as we grow and our needs evolve as a public company.

We are both a “smaller reporting company” and an “emerging growth company” under applicable federal securities laws and, therefore, permitted to conform with certain reduced public company reporting requirements. As a smaller reporting company, we provide in this proxy statement the scaled executive compensation disclosure permitted under Item 402(m)-(r) of Regulation S-K, including a Summary Compensation Table covering our principal executive officer and our two other most highly compensated executive officers. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory, non-binding basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We are also exempt from the requirement to provide a Compensation Discussion and Analysis and the pay versus performance disclosure required by Item 402(v) of Regulation S-K.

The compensation provided to our named executive officers for the years ended December 31, 2025 and 2024 is detailed in the Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers for the year ended December 31, 2025 were:

•        Paul A. Romness, MPH, our President and Chief Executive Officer;

•        Robert G. Petit, Ph.D., our Chief Medical Officer and Chief Scientific Officer; and

•        Christopher P. Acevedo, our Chief Financial Officer.

Through December 31, 2025, the compensation of our named executive officers consisted of annual base salaries, equity-based awards granted under the Existing Plan and, in certain instances, transaction-based cash bonuses approved by our board of directors. Our named executive officers, like all full-time employees, are also eligible to participate in our health and welfare benefit plans. We periodically review our executive compensation program, including our compensation philosophy and compensation arrangements, and adjust them as we deem appropriate in light of our evolving business needs and market conditions.

Summary Compensation Table

The following table shows the total compensation earned by, or paid to, our named executive officers for services rendered to us in all capacities during the years ended December 31, 2025 and 2024.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Option awards ($)(2)	Non-Equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Paul A. Romness, MPH	2025	480,000	242,168	1,220,000	—	—	1,942,168
President and Chief Executive Officer	2024	480,000	200,000	984,000	—	—	1,664,000

Robert G. Petit, Ph.D.	2025	420,000	—	610,000	—	—	1,030,000
Chief Medical and Scientific Officer	2024	420,000	—	492,000	—	—	912,000

Christopher P. Acevedo	2025	36,000	—	244,000	—	—	280,000
Chief Financial Officer	2024	36,000	—	246,000	—	—	282,000

____________

(1)      The bonus for 2025 represents an incentive bonus approved by our board of directors and awarded to Mr. Romness for completion of our warrant inducement exercise and exchange transactions. The bonus for 2024 represents an incentive bonus approved by our board of directors and awarded to Mr. Romness for the successful completion of our equity line of credit transaction with Square Gate Capital Master Fund, LLC — Series 3 in October 2024 and our private placement transaction with accredited investors involving our Series A securities in December 2024.

(2)      The dollar amounts shown with respect to each of the named executive officers for the fiscal years ended December 31, 2025 and 2024 reflect the aggregate grant date fair value of option awards granted in the fiscal year indicated, computed in accordance with ASC 718. For a discussion of the assumptions we made in valuing the option awards, see “Note 2 — Significant Accounting Policies — Stock-Based Compensation” and “Note 8 — Equity” in the notes to our financial statements contained in our Annual Report.

Narrative Disclosure to Summary Compensation Table

Annual Base Salaries.    Our named executive officers each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

For the years ended December 31, 2025 and 2024, the annual base salary for each of Mr. Romness, Dr. Petit, and Mr. Acevedo was $480,000, $420,000 and $36,000, respectively.

Employment Agreements and Arrangements

Paul A. Romness Employment Agreement

On February 21, 2023, Paul A. Romness, MPH entered into an employment agreement with us. The employment agreement with Mr. Romness extends for a term expiring on February 21, 2026. Pursuant to the employment agreement, Mr. Romness has agreed to devote substantially all of his time, attention and ability to our business as our Chief Executive Officer. The employment agreement provides that Mr. Romness will receive a base salary during the first year of his employment at an annual rate of $360,000 for services rendered in such position. During the second year of his employment under the employment agreement, Mr. Romness’ annual base salary will be determined by our board of directors but will not be less than $360,000. In addition, Mr. Romness may be entitled to receive, as determined by our board of directors, a cash bonus in respect of each fiscal year. Mr. Romness is entitled to participate in our regular employee fringe benefit programs, including our medical and hospitalization insurance and life insurance, as well as the Existing Plan.

The employment agreement provides for termination by us upon (i) the death or disability of Mr. Romness (defined as a period of more than 60 consecutive days or more than a total of 90 days in the aggregate during any period of 12 consecutive months), (ii) his willful and material malfeasance, dishonesty or substance abuse, (iii) his material and continuing breach, non-performance or non-observance of any of the terms of his employment agreement (or confidentiality agreement and non-competition agreement referenced below), but only after notice to him and his failure to timely cure any such default, or (iv) his conviction of a crime involving moral turpitude. In the event the employment agreement is terminated by us for any other reason, Mr. Romness will be entitled to compensation for the balance of the term. The employment agreement with Mr. Romness does not have any change of control provisions.

Together with his employment agreement, Mr. Romness entered into our standard form of confidentiality and non-competition agreement. This agreement contains covenants restricting Mr. Romness from engaging in any activities competitive with our business during the term of his employment agreement and one year thereafter and prohibiting him from disclosure of confidential information regarding our company at any time.

Robert G. Petit Employment Letter

On June 23, 2020, Robert G. Petit, Ph.D. entered into an employment letter with us. Pursuant to the employment letter, Dr. Petit has agreed to devote his business time, best efforts, skill, knowledge, attention and energies to the advancement of our business and interests and to the performance of his duties and responsibilities, on a full-time, “at-will” basis, as our Chief Medical and Scientific Officer. The employment letter provides that Dr. Petit will receive a base salary at a rate of $20,000 per monthly pay period for services rendered in such position. In addition, Dr. Petit will be eligible to receive a performance bonus of up to 50% of the base salary paid to him based on his personal performance and our company’s performance during the calendar year, as determined by our board of directors in its sole discretion. Dr. Petit is entitled to participate in all of our bonus and benefit programs that we establish and make available to our employees, including the Existing Plan.

The employment letter provides that if we terminate Dr. Petit’s employment without “Cause” or he terminates his employment for “Good Reason,” we will provide him with severance pay in the form of continuation of his base salary for a total of 12 months and a prorated bonus payment equivalent to 35% of his annualized base salary. For these purposes, “Cause” means, among others, (a) his engagement in any conduct that materially and adversely affects the business interests or reputation of our company, (b) any breach by him of his employment letter or of the restrictive covenants contained in his invention and non-disclosure agreement and non-competition and non-solicitation agreement with us, (c) his failure to perform, or negligence in his performance of, any material duties required of or assigned to him, (d) his fraud or embezzlement or (e) his conviction of any crime involving dishonesty or moral turpitude, or any felony, in the cases of (a), (b) and (c), following written notice and an opportunity for Dr. Petit to timely cure any such conduct, breach or deficiency; and “Good Reason” means, among others, (i) a material reduction in Dr. Petit’s authority, duties or responsibilities, (ii) a material reduction of his base salary or (iii) a material breach by our company of our obligations under his employment letter, in all cases, following written notice and an opportunity for our company to timely cure the circumstances. The employment letter with Dr. Petit does not have any change of control provisions.

Together with his employment letter, Dr. Petit entered into an invention and non-disclosure agreement and a non-competition and non-solicitation agreement, which contained covenants (a) restricting him from engaging in any activities competitive with our business during the term of his employment letter and for a period of one year thereafter, (b) prohibiting him from disclosing confidential information regarding our company at any time, (c) confirming that all intellectual property developed by him and relating to our business constitutes our sole and exclusive property, and (d) preventing him from recruiting, soliciting or hiring away employees of our company for a period of one year after his employment with us.

Christopher P. Acevedo Employment Letter

On January 1, 2023, Christopher P. Acevedo entered into an employment letter with us. Pursuant to the employment letter, Mr. Acevedo has agreed to devote his business time, best efforts, skill, knowledge, attention and energies to the advancement of our business and interests and to the performance of his duties and responsibilities, on an “at-will” basis, as our Chief Financial Officer. Mr. Acevedo will serve in such position on a part-time basis consisting of 12 hours per month, on average. The employment letter provides that Mr. Acevedo will receive a base salary at a rate of $3,000 per monthly pay period for services rendered in such position. Mr. Acevedo also received 200,000 shares of our common stock pursuant to his employment letter for his past service to our company. In addition, following the end of calendar year 2023 and subject to the approval of our board of directors, Mr. Acevedo will be eligible to receive a performance bonus of up to 50% of the base salary paid to him based on his personal performance and our company’s performance during the calendar year, as determined by our board of directors in its sole discretion. Mr. Acevedo is entitled to participate in all of our bonus and benefit programs that we establish and make available to our employees, including the Existing Plan. We agreed to grant as an incentive to Mr. Acevedo, effective on March 31, 2023, stock options to purchase 100,000 shares of our common stock at an exercise price of $0.001 per share.

The employment letter provides that if we terminate Mr. Acevedo’s employment without “Cause” or he terminates his employment for “Good Reason,” we will provide him with severance pay in the form of continuation of his base salary for a total of 12 months and a prorated bonus payment equivalent to 35% of his annualized base salary. For these purposes, “Cause” means (a) his engagement in any conduct that materially and adversely affects the business interests or reputation of our company, (b) any breach by him of his employment letter or of the restrictive covenants contained in his invention and non-disclosure agreement or non-competition and non-solicitation agreement with us, (c) his failure to perform, or negligence in his performance of, any material duties required of or assigned to him, (d) his fraud or embezzlement or (e) his conviction of any crime involving dishonesty or moral turpitude, or any felony, in the cases of (a), (b) and (c), following written notice and an opportunity for Mr. Acevedo to timely cure any such conduct, breach or deficiency; and “Good Reason” means (i) a material reduction in Mr. Acevedo’s authority, duties or responsibilities, (ii) a material reduction of his base salary or (iii) a material breach by our company of our obligations under his employment letter, in all cases, following written notice and an opportunity for our company to timely cure the circumstances. The employment letter with Mr. Acevedo does not have any change of control provisions.

Together with his employment letter, Mr. Acevedo entered into an invention and non-disclosure agreement and a non-competition and non-solicitation agreement, which contained covenants (a) restricting him from engaging in any activities competitive with our business during the term of his employment letter and for a period of one year thereafter, (b) prohibiting him from disclosing confidential information regarding our company at any time, (c) confirming that all intellectual property developed by him and relating to our business constitutes our sole and exclusive property, and (d) preventing him from recruiting, soliciting or hiring away employees of our company for a period of one year after his employment with us.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2025, we had outstanding the following stock option awards for our named executive officers.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Paul A. Romness, MPH	500,000	—	—	1.86	12/05/2034	—	—	—	—
	—	1,000,000	—	1.80	10/21/2035	—	—	—	—
Robert G. Petit, Ph.D.	400,000	—	—	1.86	12/05/2034	—	—	—	—
	—	500,000	—	1.80	10/21/2035	—	—	—	—
Christopher P. Acevedo	200,000	—	—	1.86	12/05/2034	—	—	—	—
	—	200,000	—	1.80	10/21/2035	—	—	—	—

On December 5, 2024, each of Mr. Romness, Dr. Petit and Mr. Acevedo was granted options under the Existing Plan to purchase 500,000, 400,000 and 200,000 shares of common stock, respectively, at exercise price of $1.86 per share, which have vested and are exercisable. On October 21, 2025, each of Mr. Romness, Dr. Petit and Mr. Acevedo was granted options under the Existing Plan to purchase 1,000,000, 500,000 and 200,000 shares of common stock, respectively, at exercise price of $1.80 per share, which vest on October 21, 2026. On January 22, 2027, each of Mr. Romness, Dr. Petit and Mr. Acevedo was granted options under the Existing Plan to purchase 1,000,000, 100,000 and 100,000 shares of common stock, respectively, at exercise price of $1.34 per share, which vest on January 22, 2028. The options granted on January 22, 2026 do not appear in the table above, as they were granted subsequent to December 31, 2025.

Non-Employee Director Compensation

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors during the year ended December 31, 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2025.

Name	Fees earned or paid in cash ($)	Fair value of options granted ($)(1)	All other compensation ($)	Total ($)
John Ciccio	—	170,800	—	170,800
Avril McKean Dieser	—	170,800	—	170,800
Karim Galzahr(2)	—	170,800	—	170,800
Olivier R. Jarry	—	170,800	—	170,800
Theodore F. Search, Pharm.D.	—	170,800	—	170,800

____________

(1)      The dollar amounts shown with respect to each non-employee director reflect the aggregate grant date fair value of option awards granted in 2025 and described below, computed in accordance with ASC 718. For a discussion of the assumptions we made in valuing the option awards, see “Note 2 — Significant Accounting Policies — Stock-Based Compensation” and “Note 7 — Equity” in the notes to our consolidated financial statements contained elsewhere in our Annual Report.

(2)      Mr. Galzahr resigned from our board of directors on July 1, 2026.

During the year ended December 31, 2025, each of our non-employee directors was granted options under the Existing Plan to purchase 140,000 shares of common stock at an exercise price of $1.80 per share.

Non-Employee Director Compensation Policy

Our board of directors has adopted a non-employee director compensation policy that reflects our current stage and resources, and provides for limited cash compensation to non-employee directors. Under the policy, each director who is not an employee will be paid cash compensation, as set forth below:

Annual retainer
Board of Directors:
Members	$—
Annual retainer for Chairman	$5,000
Additional retainer for Audit Committee chair	$—
Additional retainer for Compensation Committee chair	$—
Additional retainer for Nominating and Corporate Governance Committee chair	$—

We will reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the board of directors and committees thereof.

Certain Relationships and Related Party Transactions

The following is a description of transactions or series of transactions since January 1, 2025, to which we were or will be a party, in which:

•        the amount involved in the transaction exceeds, or will exceed, the lesser of $120,000 or one percent of the average of the Company’s total assets for the last two completed fiscal years; and

•        in which any of our executive officers, directors or holder of 5% or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and our directors are described elsewhere in this proxy statement under “Executive Compensation” and “Non-Employee Director Compensation.”

Related Party Transactions

As of December 31, 2025 and 2024, we had payroll payable to Paul A. Romness, our Chief Executive Officer, of $0 and $8,871, respectively, and related payroll taxes payable of $0 and $88,386, respectively. During the years ended December 31, 2025 and 2024, we made advances on payroll payable, and Mr. Romness repaid amounts previously advanced.

The following summarizes activity in respect to payroll advances to Mr. Romness:

Balance December 31, 2023	$191,198
Advances during 2024	222,875
Repayment	(414,073)
Balance December 31, 2024	$—
Advances during 2025	134,184
Repayments 2025	(134,184)
Balance December 31, 2025	$—

During the second and third quarters of 2024, we issued paychecks to Mr. Romness, representing the remaining balance of backpay, net of all 2024 payroll advances. Payroll taxes related to both backpay and regular compensation were fully paid. All related-party payroll advances to Mr. Romness, previously recorded as employee advances, were fully repaid during 2025. The balance of related-party payroll advances for Mr. Romness was $0 during 2025. All advances for 2024 were repaid in full as of December 31, 2024.

Related Party Accounting Fees

As of December 31, 2025 and 2024, we had accounts payable of $0 and $26,765, respectively, to Shore Accountants MD Inc., an outside accounting firm that provides payroll, bookkeeping, and tax preparation services. Shore Accountants MD Inc. is wholly owned by Christopher P. Acevedo, our Chief Financial Officer.

Our Policy Regarding Related Party Transactions

Our board of directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Our board of directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the NYSE American. Under our policy:

•        any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee; and

•        any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the board of directors or recommended by the compensation committee to the board of directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

•        management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with the Securities Act and the Exchange Act and related rules; and

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of SOX.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director, should consider whether such transaction would compromise the director’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC and the NYSE American.

Report of the Audit Committee

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with our management. The Audit Committee has also reviewed and discussed with MaloneBailey, LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and the letter from MaloneBailey, LLP required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with MaloneBailey, LLP its independence. Based on the foregoing, the Audit Committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

The Audit Committee:

John Ciccio, Chair

Olivier R. Jarry

Theodore F. Search, Pharm.D.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports that they file.

Based solely upon a review of Forms 3, 4 and 5 and any amendments to those forms that have been furnished to us, we believe that all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to the fiscal year ended December 31, 2025, except that each of Paul A. Romness, Christopher P. Acevedo, Robert G. Petit, John Ciccio, Karim Galzahr, Olivier R. Jarry, Avril McKean Dieser and Theodore F. Search filed late a Form 4 with respect to stock option award grants that occurred on October 21, 2025.

Shareholder Proposals for Next Annual Meeting

A stockholder who would like to have a proposal presented at the 2027 annual meeting of stockholders, pursuant to Rule 14a-8 of the Exchange Act, must be received by us no later than March 26, 2027 in order to be included in the proxy statement relating to that meeting. However, if the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Rule 14a-8 proposals must be delivered by mail to our principal executive offices. Stockholder proposals should be addressed to OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638, Attention: Secretary. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 11, 2027.

In addition, our bylaws require that we be given advance notice of nominations of persons for election to our board of directors and the proposal of other business to be considered by stockholders for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act). For nominations or other business to be properly brought before an annual meeting in accordance with our bylaws, the stockholder must have given timely notice in writing to the Secretary of the Company and have provided the other information and satisfied the other requirements described in our bylaws. To be timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced or delayed more than 30 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received by the corporate secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. For stockholder proposals to be brought before the 2027 annual meeting of stockholders, the required notice must be received by our Secretary at our principal executive offices no earlier than May 12, 2027 and no later than June 11, 2027. Stockholder proposals and the required notice should be addressed to OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638, Attention: Secretary.

Householding

Householding is a program adopted by the SEC that permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports, proxy statements and the notices of internet availability of proxy materials sent to multiple stockholders of record who have the same address by delivering a single annual report, proxy statement or notice of internet availability of proxy materials to that address. Householding is designed to reduce a company’s printing costs and postage fees. Brokers with account holders who are stockholders of our company may be householding our proxy materials. If your household participates in the householding program, you will receive one Notice of Internet Availability of Proxy Materials. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, annual report or notice of internet availability of proxy materials, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638, Attention: Secretary. In addition, we will promptly deliver, upon written request to the address above, a separate copy of the Annual Report, this Proxy Statement and the Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

If you receive more than one Notice of Internet Availability of Proxy Materials, this means that you have multiple accounts holding common stock or Series A preferred stock with brokers and/or our transfer agent. Please vote all of your shares by following the instructions included on each Notice of Internet Availability of Proxy Materials. Additionally, to avoid receiving multiple sets of proxy materials in the future, we recommend that you contact Broadridge Financial Services, Inc. at www.proxyvote.com or (800) 579-1639 to consolidate as many accounts as possible under the same name and address. If you are a beneficial holder, please call your broker for instructions.

Where to Get Additional Information

As a reporting company, we are subject to the informational requirements of the Exchange Act, and accordingly, we are required to file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov.

Other Matters

As of the date of this Proxy Statement, our board of directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By Order of the Board of Directors:
Paul A. Romness, MPH
Chairman, President and Chief Executive Officer

July 24, 2026

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (excluding exhibits) is available without charge upon written request to: OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638, Attention: Secretary. Our Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Our Annual Report on Form 10-K is also available online at ir.ostherapies.com/proxy-materials.

Annex A

OS THERAPIES INCORPORATED AMENDED AND RESTATED 2023 INCENTIVE COMPENSATION PLAN

OS THERAPIES INCORPORATED

AMENDED AND RESTATED 2023 INCENTIVE COMPENSATION PLAN

1.           Purpose. The purpose of the OS THERAPIES AMENDED AND RESTATED 2023 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist OS Therapies Incorporated, a Delaware corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2.           Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a)         “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b)         “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)         “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)         “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)         “Board” means the Company’s Board of Directors.

(f)          “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g)         “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h)         “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)          “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two

Annex A-1

directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) “Independent.”

(j)          “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k)         “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l)          “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

(m)        “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(n)         “Director” means a member of the Board or the board of directors of any Related Entity.

(o)         “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(p)         “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(q)         “Effective Date” means the effective date of the Plan, which shall be the Shareholder Approval Date.

(r)          “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(s)          “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u)         “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(v)         “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the

Annex A-2

absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position, authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose any action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant, or any action taken with the consent of the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than any failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(w)        “Incentive Stock Option” means any Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code or any successor provision thereto.

(x)         “Independent,” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the NYSE American or any other national securities exchange on which any securities of the Company are listed for trading and, if not quoted or listed for trading, by the rules of the NYSE American.

(y)         “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(z)         “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(aa)        “Option Proceeds” means the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant’s withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

(bb)       “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(cc)        “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd)       “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(ee)        “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ff)         “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg)       “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh)       “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

Annex A-3

(ii)         “Prior Plan” means the Company’s 2023 Incentive Compensation Plan, as in effect immediately prior to the Effective Date.

(jj)         “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk)       “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ll)         “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(mm)     “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(nn)       “Shareholder Approval Date” means the date on which this Plan is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(oo)       “Shares” means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(pp)       “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(qq)       “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(rr)        “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.           Administration.

(a)         Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

Annex A-4

(b)         Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c)         Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.           Shares Subject to Plan.

(a)         Limitation on Overall Number of Shares Available for Delivery Under Plan; ISO Limit. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 15,000,000 Shares, all of which may be issued pursuant to the exercise of Incentive Stock Options. The foregoing Share limit includes (i) any Shares that, immediately prior to the Effective Date, remained available for future grants under the Prior Plan and (ii) any Shares subject to awards granted under the Prior Plan that are outstanding as of the Effective Date. From and after the Effective Date, no Shares shall remain available for future grants under the Prior Plan. Shares subject to Awards and awards granted under the Prior Plan may again become available for delivery under the Plan pursuant to Section 4(c) hereof, and such Shares shall be added back to the number of Shares available for delivery under the Plan, subject to the share counting provisions of this Plan; provided that Shares subject to awards granted under the Prior Plan shall become available for delivery under this Plan only to the extent such Shares would have become available for future grant under the Prior Plan and are permitted to become available under the share counting provisions of this Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)         Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such Award or, in the case of an Award relating to Shares but settled only in cash, the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, after taking into account the number of Shares subject to then outstanding Awards and awards granted under the Prior Plan that count against the Share limit under Section 4(a). The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award or an award granted under the Prior Plan.

(c)         Availability of Shares Not Delivered Under Awards and Adjustments to Limits.

(i)          If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

Annex A-5

(ii)         In the event that any Option or Stock Appreciation Right granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from any Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the number of Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii)        Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

(iv)        Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v)         Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi)        Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for delivery pursuant to Incentive Stock Options, the maximum aggregate number of Shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

5.           Eligibility. Awards may be granted under the Plan only to Eligible Persons. The Committee may, but is not required to, establish individual award limits or guidelines in its discretion.

6.           Specific Terms of Awards.

(a)         General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of applicable law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b)         Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)          Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of

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grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

(ii)         Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)        Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)        the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B)         The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c)         Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)          Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The

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grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii)         Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)        Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)         Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)          Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)         Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii)        Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

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(iv)        Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e)         Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i)          Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii)         Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii)        Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f)          Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)         Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)         Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance

Annex A-9

Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i)          Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.           Certain Provisions Applicable to Awards.

(a)         Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b)         Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)         Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the U.S. Securities and Exchange Commission thereunder, and all applicable rules of the NYSE American or any other national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the NYSE American or a national securities exchange, then the rules of NYSE American. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established

Annex A-10

by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)         Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)         Clawback and Recoupment. All Awards and any Shares, cash or other property delivered pursuant to an Award shall be subject to any clawback, recoupment, recovery or forfeiture policy adopted by the Company, including any policy adopted to comply with Rule 10D-1 under the Exchange Act, the rules of NYSE American or any other national securities exchange on which the Shares are listed, or any other applicable law, rule or regulation, in each case as in effect from time to time. By accepting an Award, each Participant agrees to comply with any such policy and to promptly repay, return or forfeit any compensation, Shares, cash or other property required to be repaid, returned or forfeited pursuant to such policy or applicable law.

8.           Reserved.

9.           Change in Control.

(a)         Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i)          Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii)         Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii)        With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv)        Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based

Annex A-11

Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)         Definition of “Change in Control.” Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)          The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)         During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)        Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)        Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

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10.         General Provisions.

(a)         Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)         Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)         Adjustments.

(i)          Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (C) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (D) any other aspect of any Award that the Committee determines to be appropriate.

(ii)        Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

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(iii)        Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights or Awards intended to comply with applicable tax requirements, if any, to fail to qualify for such intended treatment.

(d)         Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)         Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or the rules of the NYSE American or any other stock exchange or automated quotation system on which the Shares may then be listed or quoted), and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f)          Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g)         Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

Annex A-14

(h)         Code Section 409A. It is intended that any amounts payable under this Plan shall either be exempt from Section 409A of the Code or shall comply with Section 409A (including Treasury regulations and other published guidance related thereto) so as not to subject the Employee to payment of any other additional tax, penalty or interest imposed under Section 409A of the Code. The provisions of this Plan shall be construed and interpreted to avoid the imputation of any such additional tax, penalty or interest under Section 409A of the Code yet preserve (to the nearest extent reasonably possible) the intended benefit payable to the Employee. Notwithstanding the foregoing, the Company makes no representations regarding the tax treatment of any payments hereunder, and the Employee shall be responsible for any and all applicable taxes on the severance payments provided by the Plan.

(i)          Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, subject to applicable law and the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted.

(j)          Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(k)         Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(l)          Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(m)        Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date. No Award may be exercised or otherwise settled unless and until shareholder approval is obtained by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of the NYSE American or any other stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted before the Effective Date subject to shareholder approval, but may not be exercised or otherwise settled unless and until shareholder approval is obtained. If shareholder approval of the Plan is not obtained the Plan shall not become effective, no Awards shall be granted under the Plan and the Prior Plan shall remain in effect in accordance with its terms. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

(n)         Amendment and Restatement; Prior Plan. This Plan amends and restates the Prior Plan in its entirety as of the Effective Date. From and after the Effective Date, no new awards shall be granted under the Prior Plan, and all Awards granted on or after the Effective Date shall be governed by the terms of this Plan. From and after the Effective Date, each award granted under the Prior Plan that is outstanding immediately prior to the Effective Date shall remain outstanding and shall be deemed an Award under this Plan for purposed of administration, share counting, adjustments, clawback and recoupment and compliance with applicable law, rule, regulation or securities exchange listing standard; provided that the terms and conditions of each such award shall continue to be governed by the applicable award agreement and, to the extent necessary to avoid any material adverse impairment of the holder’s rights, the terms of the Prior Plan as in effect immediately prior to the Effective Date. In the event of any conflict between this Plan and the applicable award agreement for an award granted under the Prior Plan, the applicable award agreement shall control, except to the extent the applicable provision of this Plan is required to comply with applicable law, rule, regulation or securities exchange listing standard or related to Section 7(e). Nothing in this Plan shall be construed to materially and adversely affect the rights of any holder of an outstanding award under the Prior Plan without such holder’s consent, except to the extent required by applicable law, rule, regulation or securities exchange listing standard.

Annex A-15

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. Eastern Time on September 8, 2026. CONTROL # VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. ATTEND THE VIRTUAL MEETING If you would like to attend the Annual Meeting, please register for the Annual Meeting of Stockholders, to be held at 10:00 a.m., Eastern Time, on September 9, 2026 via the following URL: https://meeting.vstocktransfer.com/OSTHERAPIESSEP26 Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Annual Meeting of Stockholders Proxy Card - OS Therapies Incorporated DETACH PROXY CARD HERE TO VOTE BY MAIL 1. Election of Directors: FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW: 01 Paul A. Romness, MPH 02 John Ciccio 03 Craig Eagle, MD 04 Avril McKean Dieser 05 Olivier R. Jarry 06 Theodore F. Search, Pharm.D. 2. Approval of the Amended and Restated Plan Proposal. FOR AGAINST ABSTAIN 3. Approval of the Auditor Ratification Proposal. FOR AGAINST ABSTAIN Note: To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof. Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. * SPECIMEN * AC:ACCT9999 90.00

OS Therapies Incorporated Annual Meeting of Stockholders September 9, 2026 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 9, 2026 The Proxy Statement, the Proxy Card, and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available online at: ir.ostherapies.com/proxy-materials To Register for the Virtual Meeting, Please Visit: https://meeting.vstocktransfer.com/OSTHERAPIESSEP26 DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Paul A. Romness, MPH and Christopher P. Acevedo, and each of them, attorneys and agents with full power of substitution, is hereby authorized to vote all of the shares of capital stock of OS Therapies Incorporated (the “Company”) which the undersigned would be entitled to vote, if personally present, at the upcoming Annual Meeting of Stockholders of the Company scheduled to be held in a virtual meeting format on September 9, 2026, at 10:00 a.m., Eastern Time. This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is indicated with respect to the proposals on the reverse, this proxy will be voted in accordance with the recommendations of the Board of Directors of the Company. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion. Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by OS Therapies Incorporated in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please vote online and once your vote is cast you will have the option to enter your email information, or if submitting via Mail please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings for this issuer: Email Address: